Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Amendment is entered into as of June 1, 2009 by and among Arctic Cat Inc., a Minnesota corporation (the “Borrower”), Arctic Cat Sales Inc., a Minnesota corporation, Arctic Cat Production LLC, a Minnesota limited liability company, Arctic Cat Production Support LLC, a Minnesota limited liability company, and Arctic Cat Shared Services LLC, a Minnesota limited liability company (the “Guarantors”), and Wells Fargo Bank, National Association, a national banking association, as the Administrative Agent, Issuing Lender and sole Lender under the Credit Agreement described below (in such capacities, the “Bank”).

The Borrower and the Bank have entered into a Credit Agreement dated August 29, 2008, as amended by a First Amendment to Credit Agreement (the “First Amendment”) dated March 31, 2009, setting forth the terms on which the Bank would make advances to and issue letters of credit for the account of the Borrower (together with all amendments, modifications and restatements thereof,  the “Credit Agreement”).

Pursuant to their Guaranty dated August 29, 2008 (together with all amendments, modifications and restatements thereof, the “Guaranty”), the Guarantors have guarantied the payment and performance of all obligations of the Borrower arising under the Credit Agreement and related documents.

Pursuant to a Security Agreement dated August 29, 2008 (together with all amendments, modifications and restatements thereof, the “Security Agreement”), the Borrower and the Guarantors have granted the Bank a security interest in substantially all of their personal property.

The Borrower has asked the Bank to extend the revolving line of credit provided under the Credit Agreement, and the Bank is willing to do so on the terms and subject to the conditions set forth herein.

ACCORDINGLY, in consideration of the mutual covenants contained in this Amendment and in the other documents described herein, the parties hereby agree as follows:

1.                                      Definitions.

As used in this Amendment, capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given them in the Credit Agreement.

2.                                      Amendment.

The definition of “Facility Termination Date” in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Facility Termination Date” means June 30, 2009, or the earlier date of the termination of the Revolving Facility pursuant to Section 2.8 or 7.2.

3.                                      Amendment Fee.

Concurrently with the execution and delivery of this Amendment, the Borrower shall pay to the Bank an amendment fee in the amount of $20,000. Such fee shall be deemed fully earned by the Bank’s execution and delivery of this Amendment.

4.                                      Representations and Warranties.

The Borrower and the Guarantors each hereby represent and warrant to each Lender Party as follows:

(a)                                  Each of the Borrower and each Guarantor has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and to perform this Amendment and the Credit Agreement as amended hereby.  This Amendment has been duly and validly executed and delivered to the Administrative Agent by the Borrower and the Guarantors, and this Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower and the Guarantors, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

(b)                                 The execution, delivery and performance by the Borrower and the Guarantors of this Amendment, and the performance of the Credit Agreement as amended hereby, have been duly authorized by all necessary action (corporate or otherwise) and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (other than consents and approvals that have been obtained and remain in full force and effect), (ii) violate the Organizational Documents of the Borrower or any Guarantor or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower or any Guarantor, or (iii) except where such breach or default would not have a Material Adverse Effect, result in a breach of or constitute a default under any indenture or agreement to which the Borrower or any Guarantor is a party, or by which the Borrower or any Guarantor or any property of the Borrower or any Guarantor may be bound or affected.

(c)                                  All of the representations and warranties contained in Article IV of the Credit Agreement are correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be correct only as of such date.

5.                                      Conditions Precedent.

The amendments set forth in Section 2 are subject to the conditions precedent that, on or before the date hereof (or such later date as the Bank may approve in writing), the Borrower shall have delivered to the Bank each of the following, each in form and substance satisfactory to the Bank:

(a)                                  This Amendment, duly executed by the Borrower.

(b)                                 The amendment fee specified in Section 3.

(c)                                  A signed copy of the opinion of counsel for the Borrower, addressed to the Administrative Agent and the Lenders, confirming the matters set forth in paragraphs (a) and (b) of Section 4 above, and such other matters as the Administrative Agent may request.

6.                                      Release.

The Borrower and the Guarantors each hereby waive, release, relinquish and forever discharge the Bank, and its past and present directors, officers, agents, employees, parents, subsidiaries, affiliates, insurers, attorneys, representatives and assigns, and each and all thereof (collectively, the “Released Parties”), of and from any and all manner of action or causes of action, suits, claims, demands, judgments, damages, levies, and the execution of whatsoever kind, nature and/or description arising on or before the date hereof, including, without limitation, any claims, losses, costs or damages, including compensatory and punitive damages, in each case whether known or unknown, liquidated or unliquidated, fixed or contingent, direct or indirect, which the Borrower or any Guarantor ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever, including, without limitation, the administration of the Loan Documents and the negotiations relating to this Amendment.

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7.                                      WAIVER OF JURY TRIAL.

THE BORROWER, THE GUARANTORS AND THE BANK EACH IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE GUARANTORS AND THE BANK EACH REPRESENT TO EACH OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

8.                                      Payment of Costs.

The Borrower reaffirms its obligation under the Credit Agreement, and specifically agrees, to pay or reimburse the Bank on demand for all costs and expenses incurred by the Bank in connection with the Loan Documents, including but not limited to all fees and disbursements of legal counsel to the Bank, and specifically including all costs and expenses of the Bank, including attorneys’ fees, incurred in connection with the drafting and preparation of this Amendment and any related documents.

9.                                      Miscellaneous.

This Amendment sets forth the entire agreement of the parties with respect to the subject matter hereof. It cannot be waived, modified or amended except by a writing signed by the party against which enforcement is sought. Except as expressly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. Nothing herein shall constitute a waiver of any Default or Event of Default, including but not limited to any Event of Default arising from the Borrower’s failure to deliver certain documents required under Sections 4(b) and 4(c) of the First Amendment when required thereunder. This Amendment shall be governed by the internal law of Minnesota. This Amendment shall be binding upon and shall accrue to the benefit of the parties and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Amendment, taken together, shall constitute but one and the same instrument.

Signature pages follow

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above-written, but actually on June 3, 2009.

ARCTIC CAT INC.

By	/s/ Timothy C. Delmore
Name:	Timothy C. Delmore
Title:	CFO

ARCTIC CAT SALES INC.

By	/s/ Timothy C. Delmore
Name:	Timothy C. Delmore
Title:	CFO

ARCTIC CAT PRODUCTION LLC

By	/s/ Timothy C. Delmore
Name:	Timothy C. Delmore
Title:	CFO

ARCTIC CAT PRODUCTION SUPPORT LLC

By	/s/ Timothy C. Delmore
Name:	Timothy C. Delmore
Title:	CFO

ARCTIC CAT SHARED SERVICES LLC

By	/s/ Timothy C. Delmore
Name:	Timothy C. Delmore
Title:	CFO

Signature page to Second Amendment to Arctic Cat Inc. Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and Lender

By	/s/ Jason D. Wells
Name: Jason D. Wells
Title: Assistant Vice-President

Signature page to Second Amendment to Arctic Cat Inc. Credit Agreement